UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934
                        _________________


                  Date of Report: May 17, 2005
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)


        1300 MoPac Expressway South, Austin, Texas 78746
  (Address of Principal Executive Offices, including Zip code)

                         (512) 434-5800
      (Registrant's telephone number, including area code)


                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.     Other Events

     On May 17, 2005, Temple-Inland Inc. settled the equity purchase contracts issued in May 2002 in connection with the issuance of 6,900,000 units of Upper DECS. On the settlement date, 6,375,800 equity purchase contracts were outstanding, after giving effect to units that elected early settlement. At the settlement, Temple-Inland issued 10,049,535 shares of common stock, based on a Settlement Rate (as defined in the equity purchase contracts) of 1.5762 shares per equity purchase contract at an Applicable Market Value (as defined in the equity purchase contracts) of $33.79, and received cash in the amount of $318,790,000. Fractional shares were paid in cash. The settlement completes Temple-Inland's obligations under the equity purchase contracts.

                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TEMPLE-INLAND INC.


Date: May 17, 2005                 By:  /s/ M. Richard Warner
                                      ---------------------------
                                   Name:  M. Richard Warner
                                   Title: President